AZ CORPORATION COMMISSION
FILED

JUN 3 0 2017

FILE NO. R-21961332

AZ Corp. Commission
05972026

ARIZONA CORP. COMMISSION
FILED
JUN 19 2017
FILE NO: R21961332

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

APPLICATION FOR REGISTRATION OF FOREIGN LIMITED LIABILITY COMPANY

Please read Instructions L025i

1. **ENTITY TYPE - check only one** to indicate the type of entity applying for registration:

   ☒ LIMITED LIABILITY COMPANY ☐ PROFESSIONAL LIMITED LIABILITY COMPANY

2. **NAME IN STATE OR COUNTRY OF FORMATION (FOREIGN NAME)** – enter the exact, true name of the foreign LLC:

   N4 POWER, LLC

3. **NAME TO BE USED IN ARIZONA (ENTITY NAME)** – identify the name the foreign LLC will use in Arizona by checking 3.1 or 3.2 (check only one), and follow instructions:

   3.1 ☒ **Name in state or country of formation,** with no changes or additions – go to number 4 and continue.

   3.2 ☐ **Fictitious name** - check this if the foreign LLC's name in its state or country of formation is not available for use in Arizona or if that name does not contain an LLC identifier, and enter the name in number 3.3 below. **NOTE** – a resolution of the company adopting the fictitious name must be attached to and submitted with this form.

   3.3 **If you checked 3.2,** enter or print the name to be used in Arizona:

   ____

4. **PROFESSIONAL LIMITED LIABILITY COMPANY SERVICES** – if professional LLC is checked in number 1 above, describe the professional services that the professional LLC will provide (examples: law firm, accounting, medical):

   ____

5. **FOREIGN DOMICILE** – list the state or country in which the foreign LLC was formed:

   Delaware

6. **DATE OF FORMATION IN FOREIGN DOMICILE:** 5/9/2017

7. **PURPOSE OR GENERAL CHARACTER OF BUSINESS** – describe or state the purpose of the foreign LLC or the general character of the business it proposes to transact in Arizona:
   DEVELOPMENT OF ALTERNATIVE ENERGY SOLUTIONS

8. STATUTORY AGENT IN ARIZONA:

8.1 *REQUIRED* – give the **name** (can be an individual or an entity) **and *physical or street address*** (not a P.O. Box) in Arizona of the statutory agent:	**8.2** *OPTIONAL* – mailing address in Arizona of statutory agent, if different from street address (can be a P.O. Box):
HLG CORPORATE SERVICES, LLC Statutory Agent Name (required)	
Attention (optional)	Attention (optional)
2398 E. CAMELBACK RD., SUITE 1020 Address 1	Address 1
Address 2 (optional)	Address 2 (optional)
City PHOENIX · State AZ · Zip 85016	City · State · Zip

8.3 *REQUIRED* – the Statutory Agent Acceptance form M002 must be submitted along with this Application For Registration.

9. PRINCIPAL OFFICE ADDRESS - FOREIGN DOMICILE STREET ADDRESS – *see Instructions L025i* – give the **physical or street address** (not a P. O. Box) of the foreign LLC required to be maintained in its state of organization, or, if not so required, of the foreign LLC's statutory agent in its state or country of organization:

Attention (optional)		
Address 1		
1675 SOUTH STATE STREET, SUITE B Address 2 (optional)		
DOVER City	DE State or Province	19901 Zip
Country: UNITED STATES		

10. OPTIONAL – ARIZONA KNOWN PLACE OF BUSINESS ADDRESS:

10.1 Is the Arizona known place of business street address the same as the **street address** of the statutory agent?
- ☐ Yes - go to the next page and continue.
- ☑ No - complete number 10.2 and continue.

10.2 If you answered "no" to number 10.1, give the physical or street address (not a P.O. Box) of the known place of business of the LLC in Arizona:

Attention (optional)		
13835 N. Tatum Blvd #9-419 Address 1		
Address 2 (optional)		
Phoenix City	AZ State or Province	85032 Zip
Country: UNITED STATES		

COMPLETE NUMBER 11 OR NUMBER 12 – NOT BOTH.

11. MANAGER-MANAGED LLC – <u>see *Instructions L025i*</u> – check this box ☒ if management of the LLC is vested in a manager or managers, and complete and attach the <u>Manager Structure Attachment form L040</u>. ***The filing will be rejected if it is submitted without the attachment.***

12. MEMBER-MANAGED LLC – <u>see *Instructions L025i*</u> – check this box ☐ if management of the LLC is reserved to the members, and complete and attach the <u>Member Structure Attachment</u> form L041. ***The filing will be rejected if it is submitted without the attachment.***

13. SIGNATURE: By checking the box marked "I accept" below, I acknowledge *under penalty of perjury* that this document together with any attachments is submitted in compliance with Arizona law.

☑ I ACCEPT

George M Weiss	GEORGE M. WEISS	June 14, 2017
Signature	Printed Name	Date

REQUIRED – check only one and fill in the corresponding blank if signing for an entity:

☒ I am the individual **Manager** of this manager-managed LLC **or** I am signing for an **entity manager named:**	☐ I am a **Member** of this member-managed LLC **or** I am signing for an **entity member named:**	☐ I am a duly **authorized agent** for this LLC.

Filing Fee: $150.00 (regular processing) Expedited processing - add $35.00 to filing fee. All fees are nonrefundable - see Instructions.	Mail: Arizona Corporation Commission - Corporate Filings Section 1300 W. Washington St., Phoenix, Arizona 85007 Fax: 602-542-4100

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

MANAGER STRUCTURE ATTACHMENT

1. **ENTITY NAME** – give the exact name of the LLC (foreign LLCs - give name in domicile state or country):
N4 POWER, LLC

2. **A.C.C. FILE NUMBER** (if known):______________________
Find the A.C.C. file number on the upper corner of filed documents OR on our website at: http://www.azcc.gov/Divisions/Corporations

3. **MANAGERS / MEMBERS** – give the name and address of each and every **manager** *and* list all **members who own 20% or more** of the profits or capital of the LLC. **Use one block per person**. Members who own less than 20% may also be listed, but it is not required. Check the appropriate box or boxes below each person listed - *do not check both member boxes*. If more space is needed, use another Manager Structure Attachment form.

#	Name	Address 1	Address 2 (optional)	City	State or Province	Zip	Country	Manager	20% or more member	Less than 20% member
1.	GEORGE M. WEISS	34522 N. SCOTTSDALE RD, Ste 120-471		SCOTTSDALE	AZ	85226	UNITED STATES	☑	☐	☐
2.	GEORGE ROUNDY	13835 N. TATUM BLVD., #9-148		PHOENIX	AZ	85032	UNITED STATES	☑	☐	☐
3.	ARLENE PFEIFF	12639 N. 19TH STREET		PHOENIX	AZ	85022	UNITED STATES	☑	☐	☐
4.	BRUCE R. BERKSON	190 REDSTONE DRIVE		SEDONA	AZ	86336	UNITED STATES	☑	☐	☐
5.	ENGENAVIS, INC.	34522 N. SCOTTSDALE RD., STE 120-471		SCOTTSDALE	AZ	85266	UNITED STATES	☐	☑	☐
6.								☐	☐	☐

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

STATUTORY AGENT ACCEPTANCE

Please read Instructions M002i

1. **ENTITY NAME –** give the exact name in Arizona of the corporation or LLC that has appointed the Statutory Agent:

   N4 POWER, LLC

2. **A.C.C. FILE NUMBER** (if entity is already incorporated or registered ______________

   Find the A.C.C. file number on the upper corner of filed documents OR on our website at: http://www.azcc.gov/Divisions/Corporations

3. **STATUTORY AGENT NAME –** give the exact name of the Statutory Agent appointed by the entity listed in number 1 above (this will be *either* an individual or an entity):

   HLG Corporate Services, LLC

   3.1 Check one box: ☐ The statutory agent is an **Individual** (natural person).
   ☑ The statutory agent is an **Entity**.

STATUTORY AGENT SIGNATURE:

By the signature appearing below, the individual or entity named in number 3 above accepts the appointment as statutory agent for the entity named in number 1 above, and acknowledges that the appointment is effective until the entity replaces the statutory agent or the statutory agent resigns, whichever occurs first.

By checking the box marked "I accept" below, I acknowledge *under penalty of perjury* that this document together with any attachments is submitted in compliance with Arizona law.

☑ I ACCEPT

Michael D Hool	Michael D. Hool, Manager	6/16/17
Signature	Printed Name	Date

REQUIRED – check only one:

☐ **Individual as statutory agent:** I am signing on behalf of myself as the individual	☑ **Entity as statutory agent:** I am signing on behalf of the entity named as statutory agent, and I am authorized to act for that entity.

Filing Fee: none (regular processing) Expedited processing – add $35.00 to filing fee. All fees are nonrefundable - see Instructions.	Mail:	Arizona Corporation Commission - Corporate Filings Section 1300 W. Washington St., Phoenix, Arizona 85007
	Fax:	602-542-4100

Please be advised that A.C.C. forms reflect only the **minimum** provisions required by statute. You should seek private legal counsel for those matters that may pertain to the individual needs of your business.
All documents filed with the Arizona Corporation Commission are **public record** and are open for public inspection.
If you have questions after reading the Instructions, please call 602-542-3026 or (within Arizona only) 800-345-5819.

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "N4 POWER, LLC" IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWENTY-NINTH DAY OF JUNE, A.D. 2017.

AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "N4 POWER, LLC" WAS FORMED ON THE NINTH DAY OF MAY, A.D. 2017.

AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL TAXES HAVE BEEN PAID TO DATE.

Jeffrey W. Bullock, Secretary of State

6405583 8300

SR# 20175020622

Authentication: 202805623

Date: 06-29-17